                                                                  Exhibit 10.27

                              OFFICE BUILDING LEASE

1. PARTIES. This Lease, dated, for reference purposes only, OCTOBER 11 2000 is made by and between ERIC SWALLOW AND DEBORAH SWALLOW (herein called "Landlord") and EBIX. COM, INC. (herein called "Tenant").

2.   PREMISES.

     a. Landlord does hereby lease to Tenant and Tenant hereby leases from Landlord that certain office space (herein called "Premises") indicated on Exhibit "A" attached hereto and by reference thereto made a part hereof, said Premises being agreed, for the purpose of this Lease, to have an area of approximately 5,634 square feet of rentable space as calculated by the Landlord and being situated on the 1ST 2ND & 3RD floors of that certain Building known as 2055 N. BROADWAY

     b. Said Lease is subject to the terms, covenants and conditions herein set forth and the Tenant covenants as a material part of the consideration for this Lease to keep and perform each and all of said terms, covenants and conditions by it to be kept and performed and that this Lease is made upon the condition of said performance.

     c. Substituted Premises. If the premises contain an area of 1,500 square feet or less, Landlord shall have the right at any time during the term hereof upon giving Tenant not less than sixty (60) days' prior written notice, to provide and furnish Tenant with space elsewhere in the Building of approximately the same size as the herein demised Premises and remove and place Tenant in such space with Landlord to pay all reasonable costs and expenses incurred as a result of such removal of Tenant. Should Tenant refuse to permit Landlord to move Tenant to such a new space at the end of said sixty (60) day period, Landlord shall have the right to cancel and terminate this lease effective ninety (90) days from the date of original notification by Landlord. If Landlord moves Tenant to such new space, this Lease and each and all of its terms, covenants and conditions shall remain in full force and effect and be deemed applicable to such new space, and such new space shall thereafter be deemed to be the "Premises" as though Landlord and Tenant had entered into an express written amendment to this Lease with respect thereto.

3. TERM. The term of this Lease shall be for five (5) years, commencing on the 1ST day of JANUARY 2001 and ending on the 31ST day of DECEMBER, 2005.

4.   POSSESSION.

     a. If the Landlord, for any reason whatsoever, cannot deliver possession of said Premises to the Tenant at the commencement of the term hereof, this Lease shall not be void or voidable, nor shall Landlord be liable to Tenant for any loss or damage resulting therefrom, nor shall the expiration date of the above term be in any way extended, but in that event, all rent shall be abated during the period between the commencement of said term and the time when Landlord delivers possession. If Landlord is unable to deliver possession by January 15, 2001, the lease shall be voidable by the option of the Tenant.

     b. In the event that Landlord shall permit Tenant to occupy the Premises prior to the commencement date of the term, such occupancy shall be subject to all the provisions of this Lease. Said early possession shall not advance the termination date hereinabove provided. A Commencement Date Letter shall be signed to acknowledge the date of possession.

5.   RENT.

     a. Basic Monthly Rental. Throughout the term, Tenant shall pay in lawful money of the United States to Landlord, rent for the Premises, without deduction or offset, prior notice or demand, in advance, on the first (1st) day of each calendar month of the term hereof in monthly installments as follows: TEN THOUSAND FOUR HUNDRED TWENTY-TWO Dollars ($10,422.90) together with any sales tax and the adjustment for increases in the cost of operation and maintenance as hereinafter provided in Paragraph 6. The first month's rent is payable upon execution of this Lease. If the Commencement Date is other than the first (1st) day of a calendar month, the rent payable hereunder shall be prorated on a daily basis and the rent for the partial month following the Commencement Date shall be payable on the first (1st) day of the second (2nd) full calendar month of the Term together with the regular monthly installment then due. All payments requiring proration shall be prorated on the basis of a thirty (30) day month.

     b. Tenant has deposited with Landlord the sum of THIRTY-ONE THOUSAND TWO HUNDRED SIXTY-EIGHT & 70/100 DOLLARS ($31,268.70) as security for the full and faithful performance of each and every provision of this Lease. If, at any time during the term hereof, or the term as it may be extended, Tenant shall be in default in payment of rent or payment of any other sums due Landlord as and for any other purpose whatever, Landlord may apply all or a part of the security deposit for such payment. Landlord may also apply all or a part of the deposit to repair damages to the Premises during or upon the termination of the tenancy created by this Lease. In such event, Tenant shall on demand pay to Landlord a like sum as additional security. If Tenant is not in default at the termination of this Lease, Landlord shall return the deposit to Tenant. Landlord shall not be required to keep this security deposit separate from its general funds, and Tenant shall not be entitled to interest on such deposit. Landlord may use a reasonable portion of this deposit as a non-refundable cleaning fee to clean up to the premises upon any termination (by expiration of term, default or otherwise) of this Lease.

     c. Tenant agrees that on the expiration of each anniversary year of the lease term, the monthly rental shall be subject to an adjustment based upon the following


        Year One          $1.85 psf per month
        Year Two          $1.95 psf per month
        Year Three        $2.05 psf per month
        Year Four         $2.15 psf per month
        Year Five         $2.25 psf per month


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6.   ADJUSTMENT FOR INCREASES IN COST OF OPERATION AND MAINTENANCE. The cost of operation and maintenance payable shall, after the calendar year in which the term hereof commences be redetermined annually as of the first (1st) day of January as follows:

     a. Costs of Operation and Maintenance. The Landlord shall determine the amount by which its cost of operation and maintenance of said office building for the calendar year preceding that in which such determination is made the (Comparison Year) shall have increased relative to the base year of 2001. Tenant to receive copy of 2001 operating expenses by March 1, 2002. The term "cost of operation and maintenance" shall be deemed to mean those expenses actually incurred by Landlord with respect to the operation and maintenance of said office building which, in accordance with accepted principles of sound accounting practice as applied to the operation and maintenance of a first class building, are properly chargeable to the operation and maintenance of said office building including, without limitation, utilities, heating, air-conditioning, repair, maintenance, cost of janitorial and other services and maintenance contracts therefore, the building's share of the cost of maintaining the common and automobile parking area, including the building's pro rata share of park maintenance, supplies, wages, and salaries of employees used in the management operation and maintenance of said office building and payroll taxes (and similar governmental charges) with respect thereto, a Landlord management fee in the amount of five percent (5%) (which is part of the operating expenses) of the building's gross receipts, depreciation or rental of personal property used in maintenance, insurance, including fire and extended coverage, public liability and property damage and workmen's compensation insurance and war risk and earthquake insurance and such other insurance to the extent customarily carried by the owners of first class office buildings within the limits of Contra Costa County, property taxes as hereinafter defined, and other charges directly related to the operation and maintenance of said office building. Such costs shall not include broker's commission, interest, income taxes, salaries of executive officers of Landlord, capital expenditures which prolong the Building's useful life or depreciation on said office building. Landlord shall exclude from the cost of operation and maintenance any and all expenses relating to any operation, maintenance or supplies provided and furnished by Tenant at Tenant's own expense, and any expense, otherwise chargeable as part of the cost of operation and maintenance, that solely benefits a specific tenant in said office building. Operating expense pass throughs shall not exceed 8% in any given year. Capital Expenses and ongoing renovations of the building shall not be included in the buildings general operating expenses. Landlord will provide base year accounting of operating expenses prior to demand for operating expense pass throughs.

     b. Pro rata Share and Payment. The amount payable by Tenant in the first comparison year shall be the pro rata portion of the amount by which the cost determined pursuant to a. above shall have increased relative to the base year. Tenant's pro rata share of the increase in the cost of operation and maintenance is the ratio that the rentable square feet in said premises bears to the total rentable square feet in said office building, including basement, if any. That pro rata share has been determined to be SIXTY-TWO & 6/10 percent (62.6%). Landlord shall endeavor to give Tenant on or before the first day of March of each year following the respective Comparison Year a statement of the increase in rent by Tenant hereunder but failure to give such statement by said date shall not constitute a waiver by Landlord of its rights to require an increase in rent. Upon receipt of the statement for the first Comparison Year, Tenant shall pay in full the total amount of increase due for the first Comparison Year prorated for the portion of the first Comparison Year this lease is in effect, and in addition for the then current year, the amount of any such increase shall be used as an estimate for said current year and this amount shall be divided into twelve (12) equal monthly installments and Tenant shall pay to Landlord concurrently with the regular monthly rent payment next due following the receipt of such statement, an amount equal to one (1) monthly installment multiplied by the number of months from January in the calendar year in which said statement is submitted to the month of such payment, both months inclusive. Subsequent installments shall be payable concurrently with the regular monthly rent payments for the balance of that calendar year and shall continue until the next Comparison Year's statement is rendered. If the next or any succeeding Comparison Year results in a greater increase in Direct Expenses, then upon receipt of a statement from Landlord, Tenant shall pay a lump sum equal to such total increase in Direct Expenses over the Base Expense, less the total of the monthly installments of estimated increases paid in the previous calendar year for which comparison is then being made to the Base Year and the estimated monthly installments to be paid for the next year, following said Comparison Year, shall be adjusted to reflect such increase. If in any Comparison Year the Tenant's share of Direct Expenses be less than the preceding year, then upon receipt of Landlord's statement, any overpayment made by Tenant on the monthly installment basis provided above shall be credited toward the next monthly rent falling due and the estimated monthly installments of Direct Expenses to be paid shall be adjusted to reflect such lower Direct Expenses for the most recent Comparison Year. Even though the term has expired and Tenant has vacated the Premises, when the final determination is made of Tenant's share of Direct Expenses for the year in which this Lease terminates, Tenant shall immediately pay any increase due over the estimated expenses paid and conversely any overpayment made in the event said expenses decrease shall be immediately rebated by Landlord to Tenant. Notwithstanding anything contained in this Article, the rental payable by Tenant shall in no event be less than the rent specified in Article 5 hereinabove.

     c. Definition of Property Taxes. The term "property taxes," as used in this Lease, is defined as all real Estate taxes or personal property taxes levied with respect to said office building, and any improvements, fixtures and equipment and other property of the Landlord, real or personal, located in said office building and used in connection with the operation of said office building and the land upon which they are situated, or any tax, general or special assessment, or other charge of any description imposed upon or in respect of said building, including, without limitation, a tax upon any rent therefrom, excluding sales taxes, or any occupancy or use thereof, in lieu of or in addition to real Estate or personal property taxes, but excluding any of the Landlord's franchise taxes or any tax imposed upon Landlord's general net income. Tenant hereby agrees to pay all taxes which may be levied with respect to Tenant's personal property located upon said premises, including without limitation, the portion of the improvements to said premises the cost of which was borne by Tenant and not covered by any allowance for improvements granted to Tenant by Landlord, furniture, office equipment and other furnishings, and Tenant agrees to use its best efforts to cause such personal property to be taxed or assessed separately from said premises and not as a lien thereon. The Landlord shall have the right with Tenants consent to contest the amount or validity of any property taxes by appropriate legal proceedings and to include in the cost of operation and maintenance the cost of any such contest. Landlord shall contest such assessment by appropriate legal proceedings upon Tenant's request to do so provided tenants in said office building (including Tenant)


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occupying more than fifty percent (50%) of the space in said office building join in Tenant's request, in which event the cost of said proceedings may be included in Landlord's cost of operation and maintenance.

7. USE. Tenant shall use the Premises for general office purposes and shall not use or permit the Premises to be used for any other purpose without the prior written consent of Landlord.

     Tenant shall not do or permit anything to be done in or about the Premises nor bring or keep anything therein which will in any way increase the existing rate of or affect any fire or other insurance upon the Building or any of its contents, or cause cancellation of any insurance policy covering said Building or any part thereof or any of its contents. Tenant shall not do or permit anything to be done in or about the Premises which will in any way obstruct or interfere with the rights of other tenants or occupants of the Building or injure or annoy them or use or allow the Premises to be used for any improper, immoral, unlawful or objectionable purpose, nor shall Tenant cause, maintain or permit any nuisance in, on or about the Premises. Tenant shall not commit or suffer to be committed any waste in or upon the Premises.

8. COMPLIANCE WITH LAW. Tenant shall not use the Premises or permit any thing to be done in or about the Premises which will in any way conflict with any law, statute, ordinance or governmental rule or regulation now in force or which may hereafter be enacted or promulgated. Tenant shall at its sole cost and expense, promptly comply with all laws, statutes, ordinances and governmental rules, regulations or requirements now in force or which may hereafter be in force, and with the requirements of any board of fire insurance underwriters or other similar bodies now or hereafter constituted, relating to, or affecting the condition, use or occupancy of the Premises, excluding structural changes not related to or affected by Tenant's improvements or acts. The judgement of any court of competent jurisdiction or the admission of Tenant in any action against Tenant, whether Landlord be a party thereto or not, that Tenant has violated any law, statute, ordinance or governmental rule, regulation or requirement, shall be conclusive of that fact as between the Landlord and Tenant.

9. ALTERATIONS AND ADDITIONS. Tenant shall not make or suffer to be made any alterations, additions or improvements to or of the Premises or any part thereof without the written consent of Landlord first had and obtained and any alterations, additions or improvements to or of said Premises, including, but not limited to, wall covering, paneling and built-in cabinet work, but excepting movable furniture and trade fixtures, shall on the expiration of the term become a part of the realty and belong to the Landlord and shall be surrendered with the Premises. In the event Landlord consents to the making of any alterations, additions or improvements to the Premises by Tenant, the same shall be made by Tenant at Tenant's sole cost and expense, and any contractor or person selected by Tenant to make the same must first be approved of in writing by the Landlord. Any such alterations, additions or improvements made by Tenant shall be performed in accordance with all applicable laws, ordinances and codes, and in a first class workmanlike manner, and shall not weaken or impair the structural strength, or lessen the value, of the Building. In making any such alterations, additions or improvements, Tenant shall, at Tenant's sole cost and expense:

     a. file for and secure any necessary permits or approvals from all governmental departments or authorities having jurisdiction, and any utility company having an interest therein; and

     b. notify Landlord in writing at least fifteen (15) days prior to the commencement of work on any alteration, addition or improvement so that Landlord can post and record appropriate notices of nonresponsibility.

     Upon the expiration or sooner termination of the term hereof, Tenant shall, upon written demand by Landlord given at least thirty (30) days prior to the end of the term, at Tenant's sole cost and expense, forthwith and with all due diligence remove any alterations, additions, or improvements made by Tenant, designated by Landlord to be removed; provided that Tenant shall, forthwith and with all due diligence at its sole cost and expense, repair any damage to the Premises caused by such removal. Tenant may also, upon the expiration or sooner termination of the term hereof and provided that Tenant is not then in default hereunder, remove Tenant's movable equipment, furnishings, trade fixtures and other personal property (excluding any alterations, additions or improvements made by Tenant not specifically designated by Landlord to be removed), provided that Tenant shall, forthwith and with all due diligence at its sole cost and expense, repair any damages to the Premises caused by such removal.

10.  REPAIRS.

     a. By taking possession of the Premises, Tenant shall be deemed to have accepted the Premises as being in good and sanitary order, condition and repair. Tenant shall, at Tenant's sole cost and expense, keep the Premises and every part thereof in good condition and repair, damage thereto from causes beyond the control of Tenant (and not caused by any act or omission of Tenant's agents, officers, employees, contractors, servants, invitees or guests) and ordinary wear and tear excepted. Tenant shall, upon the expiration or sooner termination of this Lease, surrender the Premises to the Landlord in good condition, ordinary wear and tear and damage from causes beyond the control of Tenant (and not caused by any act or omission of Tenant's agents, officers, employees, contractors, servants, invitees or guests) excepted. Except as specifically provided in an addendum, if any, to this Lease, Landlord shall have no obligation whatsoever to alter, remodel, improve, repair, decorate or paint the Premises or any part thereof and the parties hereto affirm that Landlord has made no representations to Tenant respecting the condition of the Premises or the Building except as specifically herein set forth. Landlord acknowledges that the premises are undergoing major renovations and anticipate completion of such by the start of the leasehold. However, if the work is not fully complete, the tenant has the right to document any needed repairs concerning Tenant's premises, at the time of possession, by process of a walkthrough and punchlist of the work to be completed in a timely manor by Landlord at Landlord's cost.

     b. Notwithstanding the provisions of article 10.a hereinabove, Landlord shall repair and maintain the structural portions of the Building, including the basic plumbing, air conditioning, heating, and electrical systems installed or furnished by Landlord, unless such maintenance or repairs are caused in part or in whole by the act, neglect, fault or omission of any duty by the Tenant, its agents, officers, employees, contractors, servants, invitees or guests, in which case Tenant shall pay to Landlord the reasonable cost of such maintenance or repairs. Landlord shall not be liable


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for any failure to make any such repairs or to perform any maintenance for which
Landlord is responsible as provided above unless such failure shall persist for an unreasonable time after the written notice of the need of such repairs or maintenance is given to Landlord by Tenant and is due solely to causes within Landlord's reasonable control. Except as provided in Article 21 hereof there shall be no abatement of rent unless use of the premises is restricted or denied during repair, and in any event there shall be no liability of Landlord by reason of any injury to or interference with Tenant's business arising from the making of any repairs, alterations or improvements in or to any portion of the Building or the Premises or in or to fixtures, appurtenances and equipment therein. Tenant shall not make repairs without notice to Landlord and shall only use contractors approved and agreed to by Landlord to perform any such repairs.

11. LIENS. Tenant shall keep the Premises and the property in which the Premises are situated free from any and all mechanics', materialmen's and other liens, and claims thereof, arising out of any work performed, materials furnished or obligations incurred by or for Tenant. Landlord may require, at Landlord's sole option, that Tenant shall provide to Landlord at Tenant's sole cost and expense a lien and completion bond, or its equivalent, in an amount equal to one and one-half (1-1/2) times any and all estimated costs of any improvements, additions or alterations of or to the Premises, to insure Landlord against any liability for mechanics' and materialmen's liens and to insure completion of the work.

12.  ASSIGNMENT AND SUBLETTING.

     a. Tenant shall not mortgage, pledge, hypothecate or encumber this Lease or any interest therein. Tenant shall not assign this Lease or sublet, or suffer any other person (the agents and servants of Tenant excepted) to occupy or use, the said premises, or any portion thereof, or any right or privilege appurtenant thereto without the prior written consent of Landlord first had and obtained, which consent shall not be unreasonably withheld. Landlord's consent to one assignment or subletting shall not be deemed to be a consent to any subsequent assignment or subletting, nor shall Landlord's consent release Tenant from any of its obligations under this Lease unless such consent expressly so provides. Any assignment, subletting, occupation or use without the consent of Landlord shall be void and, at the option of Landlord, shall terminate this Lease.

     b. In the event at any time or times during the term of this lease Tenant desires to sublet all or part of the Premises, Landlord reserves the prior right and option (i) to sublet from Tenant any portion of the premises proposed by Tenant to be sublet for the term for which such portion is proposed to be sublet but at the same rent (including escalation as provided for in Paragraph 6 hereof) as Tenant is required to pay to Landlord under this lease for the same space, computed on a pro rata of square footage basis, or (ii) to terminate this lease as it pertains to the portion of the premises so proposed by Tenant to be sublet. Tenant shall notify Landlord in writing if Tenant proposes to sublet all or any part of the premises, designating the space proposed to be sublet and the terms of the proposed subletting. Landlord shall be allowed fifteen (15) days after Landlord's receipt of such notice from Tenant within which to exercise Landlord's foregoing option. If Landlord fails to exercise its said option, all the provisions of subparagraph a. above respecting subletting nevertheless shall be in full force and effect and nothing contained in this subparagraph b. shall be construed as a waiver by Landlord of any of its rights under said subparagraph a. Landlord's foregoing right and option shall continue throughout the entire term of this Lease. An assignment of this Lease shall be deemed a subletting of the whole of the premises for the purposes of this subparagraph b.

     c. In no event shall Tenant assign this Lease or sublet the premises or any portion thereof to any then-existing or prospective tenant of the building.

13. HOLD HARMLESS. Tenant shall indemnify and hold Landlord harmless from and against any and all claims arising out of (i) Tenant's use of the Premises or any part thereof for the conduct of its business, or (ii) any activity, work or other thing done, permitted or suffered by the Tenant in or about the Building or the Premises, or any part thereof, or (iii) any breach or default in the performance of any obligation on Tenant's part to be performed under the terms if this Lease, or (iv) any act or negligence of the Tenant, or any officer, agent, employee, contractor, servant, invitee or guest of Tenant, and in each case from and against any and all damages, losses, liabilities, lawsuits, judgements, and costs and expenses (including without limitation reasonable attorneys' fees) arising in connection with any such claim or claims described in clauses (i) through (iv) above, or any action or proceeding brought thereon. If any such action or proceeding be brought against Landlord, Tenant, upon notice from Landlord shall defend the same at Tenant's sole expense by counsel reasonably satisfactory to Landlord. Tenant as a material part of the consideration to Landlord hereby assumes all risk of damage or loss to property or injury or death to persons, in, upon or about the Premises, from any cause other than Landlord's sole negligence, and Tenant hereby waives all claims in respect thereof against Landlord.

     Landlord or its agents shall not be liable for any damage or loss to property entrusted to employees of the Building, nor for loss or damage to any property by theft or otherwise, nor for any injury to or death of or damage or loss to persons or property resulting from any accident, casualty or condition occurring in or about the Building or the Premises, or any part thereof, or any equipment, appliances or fixtures therein, or from any other cause whatsoever, unless caused solely by the negligence of Landlord, its agents, servants or employees. Landlord or its agents shall not be liable for interference with the light or other incorporeal hereditaments or any loss of business by Tenant, nor shall Landlord be liable for any latent defect in the Premises or in the Building. Tenant shall give prompt written notice to Landlord in case of fire or accidents in the Premises or in the Building or of defects therein or in the fixtures or equipment.

14. SUBROGATION. As long as both of their respective insurers so permit, Landlord and Tenant hereby mutually waive their respective rights of recovery against each other for any damages and losses insured by fire, extended coverage and other property insurance policies existing for the benefit of the respective parties. Each party shall obtain any special endorsements, if required by its insurer, to evidence compliance with the aforementioned waiver.

15. LIABILITY INSURANCE. Tenant shall, at Tenant's expense, obtain and keep in force during the term of this Lease a policy of comprehensive public liability insurance insuring Landlord and Tenant against any liability arising out of the ownership, use, occupancy, maintenance, repair or improvement of the Premises and all areas appurtenant thereto.

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Such insurance shall provide single limit liability coverage of not less than
$500,000 per occurrence for property damage and $500,000 per occurrence for bodily injury or death of one person and $1,000,000 for one accident. The limits of said insurance shall not, however, limit the liability of the Tenant hereunder, and Tenant is responsible for ensuring that the amount of liability insurance carried by Tenant is sufficient for Tenant's purposes. Tenant may carry said insurance under a blanket policy, providing, however, said insurance by Tenant shall have a Landlord's protective liability endorsement attached thereto in form and substance satisfactory to Landlord. If Tenant shall fail to procure and maintain said insurance, Landlord may, but shall not be required to, procure and maintain same, but at the expense of Tenant. Insurance required hereunder shall be in companies rated A+AAA or better in "Best's Insurance Guide". Tenant shall deliver to Landlord prior to occupancy of the Premises copies of policies of liability insurance required herein or certificates evidencing the existence and amounts of such insurance with evidence satisfactory to Landlord of payment of premiums. No policy shall be cancelable or subject to reduction of coverage except after fifteen (15) days' prior written notice to Landlord. Tenant acknowledges and agrees that insurance coverage carried by Landlord will not cover Tenant's property within the Premises or the Building and that Tenant shall be responsible, at Tenant's sole cost and expense, for providing insurance coverage for Tenant's movable equipment, furnishings, trade fixtures and other personal property in or upon the Premises or the Building, and for any alterations, additions or improvements to or of the Premises or any part thereof made by Tenant, in the event of damage or loss thereto from any cause whatsoever.

16. SERVICES AND UTILITIES. Provided that tenant is not in default hereunder, Landlord agrees to furnish to the Premises during reasonable hours of generally recognized business days to be defined as 8:00 AM - 5:00PM, M-F, and subject to the rules and regulations of the Building of which the Premises are a part, electricity for normal lighting and fractional horsepower office machines, heat and air conditioning required in Landlord's judgement for the comfortable use and occupation of the Premises, and janitorial service. Landlord shall also maintain and keep lighted during such hours the common stairs, common entries and toilet rooms in the Building of which the Premises are a part. Landlord shall not be liable for and failure to furnish any of the foregoing when such failure is caused by casualty, Act of God, accident, breakage, repairs, strikes, lockouts, labor disturbances or disputes, or other condition, beyond the reasonable control of Landlord, including, without limitation any governmental water, energy, or other conservation program. No such failure shall entitle Tenant to any damages, relieve Tenant of the obligation to pay the full rent reserved herein or constitute or be construed as a constructive or other eviction of Tenant. Landlord shall not be liable under any circumstances for injury to or death of or loss or damage to persons or property or damage to Tenant's business, however occurring, through or in connection with or incidental to failure to furnish any of the foregoing. Wherever heat generating machines or equipment are used in the Premises which affect the temperature otherwise maintained by the air conditioning system, Landlord reserves the right to install supplementary air conditioning units in the Premises and the cost thereof, including the cost of installation and the cost of operation and maintenance thereof, shall be paid by Tenant to Landlord upon demand by Landlord. Landlord acknowledges that Tenant's business requires 24/7 coverage for computer and phone equipment. Basic electrical shall be provided 24 hours for such purpose. In the event tenant uses after hours utilities, specifically HVAC, Tenant shall be billed for actual cost thereof or shall have the option to have Landlord create a formula agreed to by both Landlord and Tenant that the average cost of utilities shall be netted out of the full service lease and that then Tenant at Tenant's sole cost may separately meter the premises and have full control over its own utilities and pay for those utilities.

     Tenant will not, without the prior written consent of Landlord, use or permit the use of any apparatus or device in or upon the Premises, including, but without limitation thereto, machines using in excess of 120 volts, with the exception of (1) Mid-range IBM RS/6000 Computer, hereby known as CORPRS, which uses 220 volts, which will in any way increase the amount of electricity, or water usually furnished or supplied for the use of the Premises as general office space; nor will Tenant connect or permit connection with electric current or water supply lines, except (in the case of electric current) through existing electrical outlets in the Premises, any apparatus or device for the purpose of using electric current or water. If Tenant shall require water or electric current in excess of that usually furnished or supplied for the use of the Premises as general office space, Tenant shall first procure the written consent of Landlord, which Landlord may refuse, to the use thereof and Landlord may cause a water meter or electric current meter to be installed in the Premises, so as to measure the amount of water and electric current consumed for any such use. The cost of any such meters and of installation, maintenance and repair thereof shall be paid for by the Tenant and Tenant agrees to pay to Landlord promptly upon demand therefor by Landlord for all such water and electric current consumed as shown by said meters, at the rates charged for such services by the local public utility furnishing the same, plus any additional expense of not less than $50.00 per month incurred in keeping account of the water and electric current so consumed. If a separate meter is not installed, such excess cost for such water and electric current will be conclusively established by an estimate made by a utility company or electrical engineer selected by Landlord.

17. PROPERTY TAXES. Tenant shall pay, or cause to be paid, before delinquency, any and all taxes levied or assessed and which become payable during the term hereof upon all Tenant's leasehold improvements, equipment, furniture, fixtures and personal property located in the Premises; except only that which has been paid for by Landlord and is the standard of the Building. In the event any or all of the Tenant's leasehold improvements, equipment, furniture, fixtures or personal property shall be assessed and taxed with the Building, Tenant shall pay to Landlord its share of such taxes within ten (10) days after delivery to Tenant by Landlord of a statement in writing setting forth the amount of such taxes applicable to Tenant's property. If Tenant's leasehold improvements, equipment, furniture, fixtures and personal property are not separately assessed on the tax statement or bill, Landlord and Tenant's good faith determination of the amount of such taxes applicable to Tenant's property shall be a conclusive determination of Tenant's obligation to pay such amount as so determined by Landlord. Landlord and Tenant shall agree on a good faith determination of the amount of such taxes.

18. RULES AND REGULATIONS. Tenant shall faithfully observe and comply with the rules and regulations that Landlord shall from time to time promulgate. Landlord reserves the right from time to time to make all reasonable modifications to said rules. The additions and modifications to those rules shall be binding upon Tenant upon delivery of a copy of them to Tenant. Landlord shall not be responsible to Tenant for the nonperformance of any said rules by any other tenants or occupants.

19. HOLDING OVER. If Tenant holds over after the term hereof, with or without the express or implied consent of Landlord, such tenancy shall be from month to month only, and not a renewal hereof or an extension for any further term, and in such case basic monthly rent shall be payable at the rate of one hundred fifty percent (150%) of the rent specified in Article 5 hereof, additional rent shall be payable in accordance with Article 6 hereof, and such month to month tenancy shall be subject to every other term, covenant and agreement contained herein. Nothing contained in this Article 19 shall be construed as consent by Landlord to any holding over by Tenant and Landlord expressly reserves the right to require Tenant to surrender possession of the Premises to Landlord as provided in Article 29 hereof upon the expiration of the term of this Lease or other termination of this Lease.

20. ENTRY BY Landlord. Landlord reserves and shall at any and all times have the right to enter the Premises, inspect the same, supply janitorial service and any other service to be provided by Landlord to Tenant hereunder, to submit said Premises to prospective purchasers, mortgagees or tenants, with 12 hour notice, and to post notices of nonresponsibility, and to alter, improve or repair the Premises and any portion of the building of which the Premises are a part that Landlord may deem necessary or desirable, without any abatement of rent, and may for such purpose erect scaffolding and other necessary structures where reasonably required by the character of the work to be performed, always providing that the entrance to the Premises shall not be blocked thereby, and further providing that the business of the Tenant shall not be interfered with unreasonably. Tenant hereby waives any claim for damages or for any injury or inconvenience to or interference with Tenant's business, any loss of occupancy or quiet enjoyment of the Premises, and any other damage or loss occasioned thereby. For each of the aforesaid purposes, Landlord shall at all times have and retain a key with which to unlock all of the doors in, upon and about the Premises, excluding Tenant's vaults, safes and files, and Landlord shall have the right to use any and all means which Landlord may deem proper to open said doors in an emergency in order to obtain entry to the Premises, without liability to Tenant except for any failure to exercise due care for Tenant's property under the circumstances of each entry. Any entry to the Premises obtained by Landlord by any of said means or otherwise shall not under any circumstances be construed or deemed to be a forcible or unlawful entry into, or a detainer of, or an eviction of Tenant from the Premises or any portion thereof. Landlord will provide 24 hour notice of scheduled or routine maintenance.

21. RECONSTRUCTION. In the event the Premises or the Building of which the Premises are a part are damaged by fire or other perils covered by the extended coverage insurance carried by Landlord for the Building, Landlord agrees to repair the same forthwith and this Lease shall remain in full force and effect, except that Tenant shall be entitled to a proportionate reduction of the rent while such repairs are being made, such proportionate reduction to be based upon the extent to which the making of such repairs shall materially interfere with the business carried on by the Tenant in the Premises. If the damage is due to the fault or neglect of Tenant, or its agents, officers, employees, contractors, servants, invitees or guests, there shall be no abatement of rent.

     In the event the Premises or the Building of which the Premises are a part are damaged as a result of any cause other than the perils covered by the fire and extended coverage insurance carried by Landlord on the Building, then Landlord shall forthwith repair the same, provided the extent of the destruction be less than ten percent (10%) of the then full replacement cost of the Premises or the Building of which the Premises are a part, as applicable. In the event the destruction of the Premises or the Building is to an extent greater than ten percent (10%) of the full replacement cost thereof, then Landlord shall have the option: (1) to repair or restore such damage, this Lease continuing in full force and effect, but the rent to be proportionately reduced as hereinabove in this Article provided; or (2) give notice to Tenant at any time within sixty
(60) days after such damage terminating this Lease as of the date specified in such notice, which date shall be no less than thirty (30) and no more than sixty
(60) days after the giving of such notice. In the event of giving such notice, this Lease shall expire and all interest of the Tenant in the Premises shall terminate on the date so specified in such notice and the rent, reduced by a proportionate amount based upon the extent, if any, to which such damage has materially interfered with the business carried on by the Tenant in the Premises, shall be paid up to the date of such termination.

     In the event the Premises are totally destroyed or the Premises cannot be restored as required herein under applicable laws and regulations, or more than fifty percent (50%) of the rentable area of the Building has been damaged, regardless of any damage to the Premises, notwithstanding the availability of insurance proceeds, this Lease shall be terminated effective the date of the damage.

     Notwithstanding anything to the contrary contained in this Article or Articles 10.b or 16, Landlord shall not have any obligation whatsoever to repair, reconstruct or restore the Premises when any damage thereto or to the Building occurs during the last twelve (12) months of the term of this Lease or any extension thereof.

     Landlord shall not be required to repair any injury or damage by fire or other cause, or to make any repairs or replacements, of any panels, decoration, office fixtures, furniture, railings, floor coverings, partitions, or any other property installed in the Premises by Tenant.

     Tenant shall not be entitled to any compensation or damages from Landlord for loss of the use of the whole or any part of the Premises, for damage to or loss of any of Tenant's fixtures or personal property, or for any damage to Tenant's business, or any inconvenience or annoyance occasioned by such damage, or by any repair, reconstruction or restoration by Landlord, or by any failure of Landlord to make any repairs, reconstruction or restoration under this Article or any other provision of this Lease.

22. DEFAULT. The occurrence of any one or more of the following events shall constitute a material default and breach of this Lease by Tenant.

     a.   The vacating or abandonment of the Premises by Tenant.

     b. The failure by Tenant to make any payment of rent or any other payment required to be made by Tenant hereunder, as and when due, where such failure shall continue for a period of five (5) days after written notice thereof by Landlord to Tenant.

     c. The failure by Tenant to observe or perform any of the covenants, conditions or provisions of this Lease to be observed or performed by the Tenant, other than as described in paragraphs a., b. or d. of this Article 22, where such failure shall continue for a period of thirty (30) days after written notice thereof by Landlord to Tenant; provided, however, that if the nature of Tenant's default is such that more than thirty (30) days are reasonably required for its cure, then Tenant shall not be deemed to be in default if Tenant commences such cure within said thirty (30) day period and thereafter diligently prosecutes such cure to completion, and if Tenant provides Landlord with such security as Landlord may require to fully compensate Landlord for any loss or liability to which Landlord might be exposed.

     d. The making by Tenant of any general assignment for the benefit of creditors; the filing by or against Tenant of a petition to have Tenant adjudged a bankrupt, or a petition for reorganization or arrangement under any law relating to bankruptcy (unless, in the case of a petition filed against Tenant, the same is dismissed within sixty (60) days); the appointment of a trustee or receiver to take possession of all or substantially all of Tenant's assets located at the Premises or of Tenant's interest in this Lease, where possession is not restored to Tenant within thirty (30) days; or the attachment, execution, or other judicial or governmental seizure of all or substantially all of Tenant's assets located at the Premises or of Tenant's interest in this Lease where such seizure is not discharged within thirty (30) days.

23.  REMEDIES UPON DEFAULT.

     a. In the event of any such material default or breach by Tenant, Landlord may, at any time thereafter, with or without notice or demand, and without limiting Landlord in the exercise of any right or remedy which Landlord may have hereunder or otherwise at law or in equity by reason of such default or breach:

         (i) Terminate this Lease or Tenant's right to possession of the Premises by notice to Tenant or any other lawful means, in which case this Lease shall terminate and Tenant shall immediately surrender possession of the Premises to Landlord. In such event Landlord shall be entitled to recover from Tenant all unpaid installments of rent and other sums due and owing under this Lease as of the date of Tenant's default and all damages incurred by Landlord by reason of Tenant's default, including, but not limited to:

                (A)  the cost of recovering possession of the Premises;

                (B) expenses of reletting, including necessary renovation and alteration of the Premises, reasonable attorneys' fees, and any real estate commission actually paid, that portion as is applicable to the unexpired term of the lease;

                (C) the worth at the time of award of any unpaid rent which has been earned at the time of such termination; plus

                (D) the worth at the time of award of any amount by which the unpaid rent which would have been earned after termination until the time of award exceeds the amount of such rental loss Tenant proves could have been reasonably avoided; plus

                (E) the worth at the time of award of the amount by which the unpaid rent for the balance of the term after the time of the award exceeds the amount of such rental loss that Tenant proves could be reasonably avoided; plus the "worth at the time of award" of the amount referred to in subparagraphs C and D, above, shall be computed by allowing interest at ten percent (10%) per annum. The worth at the time of award of the amount referred to in subparagraph E shall be computed by discounting such amount at the discount rate of the Federal Reserve Bank of San Francisco at the time of award plus one percent (1%);

                (F) that portion of the leasing commission paid by Landlord and applicable to the unexpired term of this Lease. Unpaid installments of rent or other sums shall bear interest from the date due at the rate of prime plus three percent (3%) per annum;

                (G) at Landlord's election, such other amounts in addition to or in lieu of the foregoing as may be permitted from time to time by applicable law including but not limited to recovery amount allowed under California Civil Code
Section 1951.2(a)(2); \ In the event Tenant shall have abandoned the Premises, Landlord shall have the option of (a) taking possession of the Premises and recovering from Tenant the amounts specified hereinabove, or (b) proceeding under the provisions of the following paragraphs (ii) and/or (iii).

          (ii) Maintain Tenant's right to possession, in which case this Lease shall continue in effect whether or not Tenant shall have abandoned the Premises. In such event Landlord shall be entitled to enforce all of Landlord's rights and remedies under this Lease, including without limitation the right to recover the rent as it becomes due hereunder. Notwithstanding any election by Landlord not to terminate this Lease or Tenant's right to possession, and whether or not Landlord has sublet the Premises or any part thereof as provided hereinabove, Landlord shall retain the right to and may at any time thereafter elect to terminate this Lease or Tenant's right to possession for any default of Tenant which remains uncured or for any subsequent default of Tenant by giving Tenant written notice thereof. In the event the premises is abandoned, the Landlord will work in good faith to mitigate all damages caused by the Tenant.

          (iii) Pursue any other remedy now or hereafter available to Landlord under the laws or judicial decisions of the State in which the premises are located.

     b. No entry upon or taking of possession of the Premises or any part thereof by Landlord nor any letting or subletting thereof by Landlord for Tenant, nor any appointment of a receiver, nor any other act of Landlord, whether acceptance of keys to the Premises or otherwise, shall constitute or be construed as an election by Landlord to terminate this Lease or Tenant's right to possession of the Premises unless a written notice of such election be given to Tenant by Landlord.

     c. In the event Landlord elects to terminate this Lease or Tenant's right to possession hereunder, Tenant shall surrender and vacate the Premises in broom-clean condition with reasonable notice, and Landlord may re-enter and take possession of the Premises and may eject all parties in possession or eject some and not others or eject none. Any personal property of or under the control of Tenant remaining on the Premises at the time of such re-entry for a period of 30 or more days may be considered and treated by Landlord as abandoned.

     d. Termination of this Lease or Tenant's right to possession by Landlord shall notrelieve Tenant from any liability to Landlord under any provision of this Lease providing for any indemnification of Landlord by Tenant.

24. EMINENT DOMAIN. If more than twenty-five percent (25%) of the area of the Premises shall be taken or appropriated for any public or quasi-public use under the power of eminent domain, or conveyed in lieu thereof, either party hereto shall have the right, at its option, to terminate this Lease by written notice to the other party given within ten (10) days of the date of such taking, appropriation or conveyance, and Landlord shall be entitled to any and all income, rent, award, or any interest therein whatsoever which may be paid or made in connection with such public or quasi-public use or purpose, and Tenant shall have no claim against Landlord for the value of any unexpired term of this Lease. If any part of the Building other than the Premises may be so taken, appropriated or conveyed, Landlord shall have the right at its option to terminate this Lease, and in any such event Landlord shall be entitled to the entire award as above provided whether or not this Lease is terminated. If less than twenty-five percent (25%) of the Premises is so taken, appropriated or conveyed, or more than twenty-five percent (25%) thereof is so taken, appropriated or conveyed and neither party elects to terminate as herein provided, the rental thereafter to be paid hereunder for the Premises shall be reduced in the same ratio that the percentage of the area of the Premises so taken, appropriated or conveyed bears to the total area of the Premises immediately prior to the taking, appropriation or conveyance.

25. OFFSET STATEMENT. Tenant shall at any time and from time to time upon not less than ten (10) days' prior written notice from Landlord execute, acknowledge and deliver to Landlord a statement in writing, (a) certifying that this Lease is unmodified and in full force and effect (or, if modified, stating the nature of such modification and certifying that this Lease as so modified is in full force and effect), and the date to which the rental and other charges are paid in advance, if any, and (b) acknowledging that there are not, to Tenant's knowledge any uncured defaults on the part of the Landlord hereunder, or specifying such defaults if any are claimed. Any such statement may be relied upon by any prospective purchaser or encumbrancer of all or any portion of the real property of which the Premises are a part or any interest therein. Tenant's failure to deliver said statement in the time required shall be conclusive upon Tenant that: (i) the Lease is in full force and effect, without modification except as may be represented by Landlord, (ii) there are no uncured defaults in Landlord's performance and Tenant has no right of offset, counterclaim or deduction against rent under the Lease, and (iii) no more than one month's rent has been paid in advance.

26. PARKING. Parking is to be included with the base rent and the number of allocated spaces is to match the percent of occupancy, which has been determined to be 62.6%, 10 parking stalls would be allocated and assigned for Tenant based on the 16 available stalls. Landlord reserves the right to adjust parking based upon other Tenants needs with mutual agreement with Tenant on the number of stalls.

27.  CONSTRUCTION ON PREMISES.

     a. IMPROVEMENT OF THE PREMISES. As promptly as practicable after the date of execution of this Lease, Landlord shall undertake to prepare the premises for occupancy by Tenant in accordance with the provisions set forth herein between Landlord and Tenant. If the improvements and alterations specified in the "Floor Plan" attached hereto as Exhibit "B" are not substantially completed prior to the commencement date of the term of this Lease as provided in Paragraph 3 herein, and the failure or inability of Landlord to complete the premises was caused other than by reason of delays occasioned by Tenant, the term of this Lease and the obligation of Tenant to pay the installments of rent specified in Paragraph 5(a) herein shall not commence until said improvements and alterations are substantially completed and the premises are suitable for occupancy by Tenant. Landlord shall provide as Exhibit B and C from selected contractor a breakdown of work to be performed within 30 days of execution of lease document.

     b. OBLIGATIONS OF Landlord AND TENANT. The obligations of Landlord and Tenant to perform the work and supply the materials necessary to prepare the Premises for occupancy are set forth in detail in the "Floor Plan" and the work letter designated Exhibit "C", attached hereto and by this reference incorporated herein. Landlord shall do all things required of it as set forth in Exhibits "B" and "C", and shall have the work performed promptly and diligently in a workmanlike manner. Any cost of "over standard work" required by Tenant shall be paid for by Tenant before commencement of construction.

     Landlord shall have the sole right to initiate and to complete the work to be performed pursuant to Exhibits "B" and "C". Landlord shall have the right to designate the times when any work required of Tenant is to be performed, so that such work shall be performed in coordination with Landlord's work.

28. ACKNOWLEDGMENT OF COMMENCEMENT DATE. If the commencement date of the term of this Lease is delayed beyond thirty (30) days as provided in Paragraph 3 hereof, then Landlord and Tenant shall execute a written amendment to this Lease stating the date of commencement of the term.

29. SURRENDER OF PREMISES; REMOVAL OF PROPERTY. The voluntary or other surrender of this Lease by Tenant, or a mutual termination thereof, shall not work a merger, and shall at the option of Landlord, operate as an assignment to it of any or all subleases or subtenancies affecting the Premises.

     Upon the expiration of the term of this Lease, or upon any earlier termination of this Lease, Tenant shall quit and surrender possession of the Premises to Landlord in as good order and condition as the same are now or hereafter may be improved by Landlord or Tenant, reasonable wear and tear and repairs which are Landlord's obligation excepted, and shall, without expense to Landlord, remove or cause to be removed from the Premises all debris and rubbish, all furniture, equipment, business and trade fixtures, free-standing cabinet work, movable partitions and other articles of personal property owned by Tenant or installed or placed by Tenant at its expense in the Premises, and all similar articles of any other persons claiming under Tenant unless Landlord exercises its option to have any subleases or subtenancies assigned to it, and Tenant shall repair all damage to the Premises resulting from such removal.

     Whenever Landlord shall re-enter the Premises as provided in Article 23 hereof, or as otherwise provided in this Lease, any property of Tenant not removed by Tenant upon the expiration of the term of this Lease (or within forty-eight [48] hours after a termination by reason of Tenant's default), as provided in this Lease, shall be considered abandoned and Landlord may remove any or all of such items and dispose of the same in any manner or store the same in a public warehouse or elsewhere for the account and at the expense and risk of Tenant, and if Tenant shall fail to pay the cost of storing any such property after it has been stored for a period of thirty (30) days or more, Landlord may sell any or all of such property at public or private sale, in such manner and at such times and places as Landlord, in its sole discretion, may deem proper, without notice to or demand upon Tenant for the payment of all or any part of such charges or the removal of any such property. Landlord shall apply the proceeds of such sale first, to the cost and expense of such sale, including reasonable attorneys' fees actually incurred; second, to the payment of the cost of or charges for storing any such property; third, to the payment of any other sums of money which may then or thereafter be due to Landlord from Tenant under any of the terms hereof; and fourth, the balance, if any, to Tenant.

     Landlord shall have a lien on all personal property, fixtures and trade fixtures of tenant, presently existing or subsequently acquired, placed in the Premises by or for the benefit of Tenant which Landlord may perfect and otherwise enforce and, without notice and without liability to Tenant or any other party, may be sold by Landlord at public or private sale with the proceeds being applied to amounts owed by Tenant and toward damages resulting from Tenant's breach under the Lease.

     All fixtures, equipment, alterations, additions, improvements and/or appurtenances attached to or built into the Premises prior to or during the term hereof, whether by Landlord at its expense or at the expense of Tenant or both, shall be and remain part of the Premises and shall not be removed by Tenant at the end of the term hereof unless otherwise expressly provided for in this Lease or unless such removal is required by Landlord pursuant to the provisions of
Article 9 hereof. Such fixtures, equipment, alterations, additions, improvements and/or appurtenances shall include, without limitation, floor coverings, drapes, paneling, molding, doors, vaults (exclusive of vault doors), plumbing systems, electrical systems, lighting systems, silencing equipment, communication systems, all fixtures and outlets for the systems mentioned above and for all telephone, radio, telegraph and television purposes, and any special flooring or ceiling installations.

30. SUBORDINATION TO MORTGAGES AND DEEDS OF TRUST. This lease, at the option of Landlord, shall be subject to all ground or underlying leases which may now exist or hereafter be executed affecting the building and/or the land upon which the building is situated and to the lien of any mortgage and deeds of trust in any amount or amounts whatsoever now or hereafter placed on or against the land and/or building of which the premises are a part or on or against the Landlord's interest or Estate therein or on or against any ground or underlying lease without the necessity of having further instruments on the part of Tenant to effectuate such subordination. Notwithstanding the foregoing the Tenant covenants and agrees to execute and deliver upon demand such further instruments evidencing such subordination of the lease to such ground or underlying leases and to the lien of any such mortgages or deeds of trust as may be required by Landlord. Tenant hereby appoints Landlord the attorney in fact of the Tenant irrevocably to execute and deliver any such instrument or instruments for or in the name of Tenant. In the event of termination for any reason whatsoever of any ground or underlying lease, or the foreclosure of any mortgage, Tenant shall automatically be and become the Tenant of the ground or underlying Landlord and shall attorn to the ground or underlying Landlord, or to any mortgagee in possession, whatever the case may be.

     Tenant agrees to give any Mortgagees and/or Trust Deed Holders, by registered mail, a copy of any notice of default served upon the Landlord, provided that prior to such notice Tenant has been notified in writing (by way of Notice of Assignment of Rents and Leases, or otherwise) of the addresses of such Mortgagees and/or Trust Deed Holders. Tenant further agrees that if Landlord shall have failed to cure such default within the time provided for in this Lease, then the Mortgagees and/or Trust Deed Holders shall have an additional thirty (30) days within which to cure such default or if such default cannot be cured within that time, then such additional time as may be necessary if within such thirty (30) days any Mortgagee and/or Trust Deed Holder has commenced and is diligently pursuing the remedies necessary to cure such default (including but not limited to commencement of foreclosure proceedings if necessary to effect such cure), in which event this Lease shall not be terminated while such remedies are being so diligently pursued.

31.  AUTHORITY OF PARTIES.

     a. CORPORATE AUTHORITY. If Tenant is a corporation, each individual executing this Lease on behalf of said corporation represents and warrants that he is duly authorized to execute and deliver this Lease on behalf of said corporation, in accordance with a duly adopted resolution of the board of directors of said corporation or in accordance with the bylaws of said corporation, and that this Lease is binding upon said corporation in accordance with its terms, Tenant and any guarantor(s) agree to provide Landlord with financial statements not more than 90 days old within 20 days of Landlord's request.

     b. PARTNERSHIPS. The Landlord herein is a Partnership; it is understood and agreed that any claim by Tenant on Landlord shall be limited to the assets of the Partnership, and furthermore, Tenant expressly waives any and all rights to proceed against the individual partners or the officers, directors or shareholders of any corporate partner, except to the extent of their interest in said Partnership.

32.  GENERAL PROVISIONS.

     a. PLATS AND RIDERS. Clauses, plats and riders, if any, signed by the Landlord and the Tenant and endorsed on or affixed to this Lease are a part hereof.

     b. WAIVER. The waiver by Landlord of any term, covenant or condition herein contained shall not be deemed to be a waiver of such term, covenant or condition on any subsequent breach of the same or any other term, covenant or condition herein contained. The subsequent acceptance of rent hereunder by Landlord shall not be deemed to be a waiver of any preceding breach by tenant of any term, covenant or condition of this lease, other than the failure of the tenant to pay the particular rental so accepted, regardless of Landlord's knowledge of such preceding breach at the time of the acceptance of such rent.

     c. NOTICES. All Notices and demands which may or are to be required or permitted to be given by either party to the other hereunder shall be in writing. All notices and demands by the Landlord to the Tenant shall be sent by United States Mail, postage prepaid, addressed to the Tenant at the Premises, or to such other place as Tenant may from time to time designate in a notice to the Landlord. All notices and demands by the Tenant to the Landlord shall be sent by United States Mail, postage prepaid, addressed to the Landlord at the Office of the Building, or to such other person or place as the Landlord may from time to time designate in a notice to the Tenant.

     d. JOINT OBLIGATIONS. If there be more than one Tenant the obligations hereunder imposed upon Tenants shall be joint and several.

     e. MARGINAL HEADINGS. The captions of paragraphs and Article titles of the Articles of this Lease are not a part of this Lease and shall have no effect upon the construction or interpretation of any part hereof.

     f. TIME. Time is of the essence of this Lease and each and all of its provisions in which performance is a factor.

     g. SUCCESSORS AND ASSIGNS. The covenants and conditions herein contained, subject to the provisions as to assignment apply to and bind the heirs, successors, executors, administrators, legal representatives and assigns of the parties hereto.

     h. RECORDATION. Neither Landlord nor Tenant shall record this Lease or a short form or memorandum hereof without the prior written consent of the other party.

     i. QUIET POSSESSION. Upon Tenant paying the rent reserved hereunder and observing and performing all of the covenants, conditions and provisions on Tenant's part to be observed and performed hereunder, Tenant shall have quiet possession of the Premises for the entire term hereof, subject to all the provisions of this Lease.

     j. LATE CHARGES. Tenant hereby acknowledges that late payment by tenant to Landlord of rent or other sums due hereunder will cause Landlord to incur costs not contemplated by this Lease, the exact amount of which are impracticable or extremely difficult to ascertain. Such costs include, but are not limited to, processing and accounting charges, and late charges which may be imposed upon Landlord by terms of any mortgage or trust deed covering the Premises or any part of the real property of which the Premises are a part. Accordingly, if any installment of rent or any other sum due from Tenant shall not be received by Landlord or Landlord's designee within ten (10) days after written notice that said amount is past due, then Tenant shall pay to Landlord, in each case, a late charge equal to ten percent (10%) of such overdue amount. The parties hereby agree that such late charge represents a fair and reasonable estimate of the cost that Landlord will incur by reason of late payment by Tenant. Acceptance of any late charges by Landlord shall in no event constitute a waiver of Tenant's default with respect to such overdue amount, nor prevent Landlord from exercising any of its other rights and remedies hereunder.

     k. PRIOR AGREEMENTS. This Lease contains all of the agreements of the parties hereto with respect to any matter covered or mentioned in this Lease, and no prior agreements or understanding pertaining to any such matters shall be effective for any purpose. No provision of this Lease may be amended or added to except by an agreement in writing signed by the parties hereto or their respective successors in interest. This Lease shall not be effective or binding on any party until fully executed by both parties hereto.

     l. INABILITY TO PERFORM. This Lease and the obligations of the Tenant hereunder shall not be affected or impaired because the Landlord is unable to fulfill any of its obligations hereunder or is delayed in doing so, if such inability or delay is caused by reason of strike, labor troubles, Acts of God, or any other cause, similar or dissimilar, beyond the reasonable control of the Landlord.

     m. ATTORNEYS FEES. In the event of any action or proceeding brought by either party against the other under this Lease the prevailing party shall be entitled to recover all its costs and expenses, including without limitation the fees of its attorneys in such action or proceeding in such amount as the court may adjudge reasonable as attorneys' fees.

     n. SALE OF PREMISES BY LANDLORD. In the event of any sale of the Building, Landlord shall be and is hereby entirely freed and relieved of all liability under any and all of its covenants and obligations contained in or derived from this Lease arising out of any act, occurrence or omission occurring after the consummation of such sale; and the purchaser, at such sale or any subsequent sale of the Building, shall be deemed, without any further agreement between the parties or their successors in interest or between the parties and any such purchaser, to have assumed and agreed to carry out each and every of the covenants and obligations of the Landlord under this Lease.

     o. NAME. Tenant shall not use the name of the Building or of the development in which the Building is situated for any purpose other than as an address of the business to be conducted by the Tenant in the Premises.

     p. SEPARABILITY. Any provision of this Lease which shall prove to be invalid, void or illegal shall in no way affect, impair or invalidate any other provision hereof and all such other provisions shall remain in full force and effect.

     q. CUMULATIVE REMEDIES. No remedy or election hereunder shall be deemed exclusive but shall, wherever possible, be cumulative with all other remedies at law or in equity.

     r. CHOICE OF LAW. This Lease shall be governed by the laws of the State in which the Premises are located.

     s. SIGNS AND AUCTIONS. Tenant shall not place any sign upon the Premises or Building or conduct any auction thereon without Landlord's prior written consent.

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

     t. GENDER AND NUMBER. Wherever the context so requires, each gender shall include any other gender, and the singular number shall include the plural and vice-versa.

     u. CONSENTS. Whenever the consent of Landlord is required herein, such consent shall not be unreasonably withheld and the giving or withholding of such consent in any one or any number of instances shall not limit or waive the need for such consent in any other or future instances.

33. BROKERS. Tenant warrants that it has had no dealings with any real Estate broker or agents in connection with the negotiation of this Lease excepting only TRI COMMERCIAL-ONCOR INTERNATIONAL and that it knows of no other real Estate broker or agent who is entitled to a commission in connection with this Lease. Tenant agrees to indemnify and hold Landlord harmless from and against any and all claims, demands, losses, liabilities, lawsuits, judgements, and costs and expenses (including without limitation reasonable attorneys' fees) with respect to any alleged leasing commission or equivalent compensation alleged to be owing on account of Tenant's dealings with any real Estate broker or agent other than TRI COMMERCIAL-ONCOR INTERNATIONAL. Landlord shall pay a commission to TRI Commercial based upon TRI Commercial's Standard Schedule of Commissions. Tenant shall not be responsible for any commissions owed.

34. TENANT IMPROVEMENTS. Tenant Improvements to be detailed in work letter are as follows:

     1. Build out 2 offices on the 2nd floor, with standard sidelight panels next to doors to allow light into offices.
     2.   Remove wall and door on the 3rd floor outside of bathrooms.
     3. Paint all walls and ceilings, excepting metal support beams using quality grade paint. Colors to be chosen by Tenant with landlord approval.
     4. Bathrooms shall be upgraded and refixturized as necessary to update to a first class condition including the removal of existing lockers.
     5.   Computer room shall have 12" anti-static vinyl tile floor installed.
     6. Kitchen buildout to be determined in cooperation with Landlord and based on Exhibit B and C, which shall include copper connections for coffee and Tenant's proposed filtered water system (Tenant shall provide own water filtration system)
     7. Remove wall between 2 offices on ground floor and make into one large conference room.
     8. Install carpet in all areas except for bathrooms, computer room, and small splash area along kitchen sink and counter area.
     9. Provide sufficient power to open floor cubicles on 2nd floor, and one 220 V line with adequate electrical outlets added for computer room.
     10. At the time of possession, Tenant will not need acoustical ceiling tiles in 2nd floor open area. If either Tenant or Landlord deem it necessary to add acoustical ceiling tiles to provide sound control within the premises it shall be considered part of the original Tenant Improvements and provided as soon as reasonably possible by Landlord.
     11. At the time of possession, Tenant will not need to have glass partitions installed dividing the 2nd floor and common hallway areas. If the Tenant or landlord deem it necessary to have installed to control sound, then the installation of such sound control will be the Landlords responsibility and will be considered part of the original Tenant Improvements and provided as soon as reasonably possible by Landlord.
     12. Outside lighting will be provided on the West Side, main entrance, of the property to adequately provide a safe and comfortable environment prior to possession.
     13. Security Access Equipment is in the process of review by Landlord and has not yet been determined. Landlord shall provide secure access to the premises.


     The parties hereto have executed this Lease on the dates specified immediately adjacent to their respective signatures.

IF THIS LEASE HAS BEEN FILLED IN, IT HAS BEEN PREPARED FOR SUBMISSION TO YOUR ATTORNEY FOR HIS APPROVAL. NO REPRESENTATION OR RECOMMENDATION IS MADE BY THE LANDLORD OR BY THE REAL ESTATE BROKER OR ITS AGENTS OR EMPLOYEES AS TO THE LEGAL SUFFICIENCY, LEGAL EFFECT, OR TAX CONSEQUENCES OF THIS LEASE OR THE TRANSACTIONS RELATING THERETO.

                                                           LANDLORD
Executed at ____________________________       ERIC SWALLOW AND DEBORAH SWALLOW

                                               By /s/ Eric Swallow
on _____________________________________       -------------------------------
                                                      Eric Swallow

                                               By /s/ Deborah Swallow
Address ________________________________       --------------------------------
                                                      Deborah Swallow
________________________________________
                                                             TENANT

                                               EBIX.COM, INC.

Executed at ____________________________       By /s/ R. J. Baum
                                                  ------------------------------

on _____________________________________       By /s/ R. J. Baum
                                                  ------------------------------
Address ________________________________


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




                              RULES AND REGULATIONS

     1. No sign, placard, picture, advertisement, name or notice shall be inscribed, displayed, printed or affixed on or to any part of the outside or inside of the Building without first obtaining the written consent of Landlord and Landlord shall have the right to remove any such sign, placard, picture advertisement, name or notice without notice to and at the expense of Tenant.

     All approved signs or lettering on doors shall be printed, painted, affixed or inscribed at the expense of Tenant by a person approved of by Landlord.

     Tenant shall not place anything or allow anything to be placed near the glass of any window, door, partition or wall which may appear unsightly from outside the Premises; provided, however, that Landlord may furnish and install a Building standard window covering at all exterior windows. Tenant shall not without prior written consent of Landlord cover or otherwise sunscreen any window.

     2. The sidewalks, halls, passages, exits, entrances, elevators and stairways shall not be obstructed by any of the Tenants or used by them for any purpose other than for ingress and egress from their respective Premises.

     3. Tenant shall not alter any lock or install any new or additional locks or any bolts on any doors or windows of the Premises.

     4. The toilet rooms, urinals, wash bowls and other apparatus shall not be used for any purpose other than that for which they were constructed and no foreign substance of any kind whatsoever shall be thrown therein and the expense of any breakage, stoppage, or damage resulting from the violation of this rule shall be borne by the Tenant who, or whose agents, officers, employees, contractors, servants, invitees or guests, shall have caused it.

     5. Tenant shall not overload the floor of the Premises or in any way deface the Premises or any part thereof.

     6. No furniture, freight or equipment of any kind shall be brought into the Building without prior notice to Landlord and all moving of the same into or out of the Building shall be done at such times and in such manner as Landlord shall designate. Landlord shall have the right to prescribe the weight, size and position of all safes and other heavy equipment brought into the Building and also the times and manner of moving the same in and out of the building. Safes or other heavy objects shall, if considered necessary by Landlord, stand on supports of such thickness as is necessary to properly distribute the weight. Landlord will not be responsible for loss of or damage to any such safe or property from any cause and all damage done to the Building by moving or maintaining any such safe or other property shall be repaired at the expense of Tenant.

     7. Tenant shall not use, keep or permit to be used or kept any foul or noxious gas or substance in the Premises, or permit or suffer the Premises to be occupied or used in a manner offensive or objectionable to the Landlord or other occupants of the Building by reason of noise, odors and/or vibrations, or interfere in any way with other tenants or those having business therein, nor shall any animals or birds be brought in or kept in or about the Premises or the Building.

     8. No cooking shall be done or permitted by any Tenant on the Premises, nor shall the Premises be used for the storage of merchandise for washing clothes, for lodging, or for any improper, objectionable or immoral purpose.

     9. Tenant shall not use or keep in the Premises or the Building any kerosene, gasoline or inflammable or combustible fluid or material, or use any method of heating or air conditioning other than that supplied by the Landlord.

     10. Landlord will direct electricians as to where and how telephone and telegraph wires are to be introduced. No boring or cutting for wires will be allowed without the consent of the Landlord. The location of telephones, call boxes and other office equipment affixed to the Premises shall be subject to the approval of the Landlord.

     11. On Saturdays, Sundays and legal holidays, and on other days between the hours of 6:00 p.m. and 8:00 a.m. the following day, access to the Building, or to the halls, corridors, elevators or stairways in the Building, or to the Premises may be refused unless the person seeking access is known to the person or employee of the Building in charge and has a pass or is properly identified. The Landlord shall in no case be liable for damages for any error with regard to the admission to or exclusion from the Building of any person. In case of invasion, mob, riot, public excitement, or other commotion, the Landlord reserves the right to prevent access to the Building during the continuance of the same by closing of the doors or otherwise, for the safety of the tenants and protection of the Building and of property in the Building.

     12. Landlord reserves the right to exclude or expel from the Building any person who, in the judgement of Landlord, is intoxicated or under the influence of liquor or drugs, or who shall in any manner do any act in violation of any of the rules and regulations of the Building.

     13. No vending machine or machines of any description shall be installed, maintained or operated upon the Premises without the written consent of the Landlord.

     14. Landlord shall have the right, exercisable without notice and without liability to Tenant, to change the name and street address of the Building of which the Premises are a part.

     15. Tenant shall not disturb, solicit or canvass any occupant of the Building and shall cooperate to prevent same.

     16. Without the written consent of Landlord, Tenant shall not use the name of the Building in connection with or in promoting or advertising the business of Tenant except as Tenant's address.

     17. Landlord shall have the right to control and operate the public portions of the Building, and the public facilities, and heating and air conditioning, as well as facilities furnished for the common use of the tenants, in such manner as it deems best for the benefit of the tenants generally.

     18. All entrance doors in the Premises shall be left locked when the Premises are not in use, and all doors opening to public corridors shall be kept closed except for normal ingress and egress from the Premises.


                                       12